UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report ( Date of earliest event reported): September 19, 2003

COMMISSION FILE NUMBER: 000-21629

KROLL INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	13-4131019
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification Number)

900 THIRD AVENUE	10022
NEW YORK, NY	(Zip code)
(Address of principal executive offices)

(212) 593-1000
(Registrant’s telephone number, including area code)

ITEM 5.      OTHER EVENTS AND REQUIRED REGULATION FD DISCLOSURE

     As previously disclosed, Kroll Inc. sold its video surveillance subsidiary, InPhoto Surveillance Inc. (“InPhoto”), on June 18, 2003. Kroll has restated its audited consolidated financial statements at December 31, 2002 and 2001 and for each of the years then ended to reflect InPhoto as a discontinued operation.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	23.1	Consent of Deloitte & Touche LLP.

	31.1	Certification of Kroll’s Chief Executive Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002.

	31.2	Certification of Kroll’s Chief Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002.

	32.1	Certification of Kroll’s Chief Executive Officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002.

	32.2	Certification of Kroll’s Chief Financial Officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002.

	99.1	Restated Selected Financial Data.

	99.2	Restated Management’s Discussion and Analysis of Financial Condition and Results of Operations.

	99.3	Restated Audited Consolidated Financial Statements of Kroll Inc. at December 31, 2002 and 2001 and for each of the years then ended and historical Audited Consolidated Financial Statements of Kroll Inc. for the year ended December 31, 2000.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KROLL INC.

By:	/s/ Steven L. Ford

Steven L. Ford
Executive Vice President and Chief Financial Officer

Date: September 19, 2003

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